United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 26, 2003

(Date of earliest event reported )

PHOENIX GOLD INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter )

OREGON	000-25866	93-1066325
(State or other jurisdiction of incorporation)	(Commission file Number)	(I.R.S. Employer Identification Number)

9300 NORTH DECATUR STREET, PORTLAND, OREGON		97203
(Address of principal executive offices)		(Zip code)

(503) 286-9300
(Registrant’s telephone number, including area code)

PHOENIX GOLD INTERNATIONAL, INC.

Form 8-K

June 26, 2003

INDEX

Item 5.	Other Events and Regulation FD Disclosure

Item 7.	Financial Statements and Exhibits

SIGNATURES

INDEX TO EXHIBITS

Item 5.                     Other Events and Regulation FD Disclosure.

On June 26, 2003, Phoenix Gold International, Inc. publicly disclosed in a press release a notification received from The Nasdaq Stock Market, Inc. of a Nasdaq Staff Determination indicating the Company fails to comply with the minimum market value of publicly held shares requirement for continued listing set forth in Marketplace Rule 4310(c)(7), and that its shares of common stock are therefore subject to delisting from The Nasdaq SmallCap Market.  The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.                     Financial Statements and Exhibits.

(c)               Exhibits.

The following exhibit is being filed herewith:

99.1            Press Release, dated June 26, 2003, of Phoenix Gold International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX GOLD INTERNATIONAL, INC.

/s/ Joseph K. O’Brien
Joseph K. O’Brien
Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

Dated: June 27, 2003

INDEX TO EXHIBITS

Exhibit

99.1	Press Release dated June 26, 2003 of Phoenix Gold International, Inc.